Exhibit 4.4

EXECUTION VERSION

NINTH SUPPLEMENTAL INDENTURE

dated as of October 30, 2019

among

K. HOVNANIAN ENTERPRISES, INC.,

HOVNANIAN ENTERPRISES, INC.,

The Other Guarantors Party Hereto

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee and Collateral Agent

____________________________

10.000% Senior Secured Notes Due 2022

10.500% Senior Secured Notes Due 2024

EXECUTION VERSION

THIS NINTH SUPPLEMENTAL INDENTURE (this “Ninth Supplemental Indenture”), entered into as of October 30, 2019, among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), the other Guarantors (as defined below) and Wilmington Trust, National Association, a national banking association, as Trustee (the “Trustee”) and as Collateral Agent (the “Collateral Agent”).

RECITALS

WHEREAS, the Issuer, the Company, the other guarantors party thereto (together with the Company, the “Existing Guarantors”), the Trustee and the Collateral Agent entered into an Indenture, dated as of July 27, 2017 (as amended, supplemented or otherwise modified to the date hereof, the “Indenture”), relating to the Issuer’s 10.000% Senior Secured Notes due 2022 (the “10.000% Notes”) and 10.500% Senior Secured Notes due 2024 (the “10.500% Notes” and, each of the 10.000% Notes and the 10.500% Notes, a “Series of Notes” and, collectively, the “Notes”);

WHEREAS, Sections 9.1(f) and (g) of the Indenture provide that the Issuer, the Company, the other Guarantors, the Trustee, the Collateral Agent, the Joint Collateral Agent and the Mortgage Tax Collateral Agent may amend or supplement the Indenture with respect to a Series of Notes, the Notes of a series, the Guarantees with respect to a Series of Notes and the Security Documents with respect to a series of Notes without notice to or the consent of any Holder in order to, respectively, provide for Guarantees of the Notes and to add security to or for the benefit of the Notes and, in the case of the Security Documents, to or for the benefit of the other secured parties named therein;

WHEREAS, Section 9.2 of the Indenture provides that the Issuer, the Company, the other Guarantors, the Trustee, the Collateral Agent, the Joint Collateral Agent and the Mortgage Tax Collateral Agent may amend or supplement the Indenture with respect to a Series of Notes, the Notes of a series, the Guarantees with respect to a Series of Notes and the Security Documents with respect to a Series of Notes with the consent of the Holders of a majority in principal amount of the outstanding Notes of such series (collectively, the “Consents”);

WHEREAS, the Issuer, the Company, the other Guarantors and certain holders of the Notes have entered into an exchange agreement, dated October 30, 2019 (the “Exchange Agreement”), pursuant to which such holders will exchange their Notes for certain newly issued debt securities of the Issuer and/or cash (the “Exchange”);

WHEREAS, the receipt of the Consents to the Amendments (as defined below) is a condition to the Exchange;

WHEREAS, the Issuer has received and delivered to the Trustee written evidence of the Consents from Holders of more than a majority of the outstanding aggregate principal amount of each Series of Notes to effect the amendments to the Indenture set forth in Section 3 hereof and the amendments of certain Security Documents set forth in Section 4 hereof (collectively, the “Amendments”);

WHEREAS, the Issuer, the Company and the other Guarantors have been authorized by resolutions of their respective Board of Directors or the Board of Directors of their ultimate sole or managing member, as the case may be, to enter into this Ninth Supplemental Indenture; and

WHEREAS, all other acts and proceedings required by law, by the Indenture and by the organizational documents of the Issuer, the Company and the other Guarantors to make this Ninth Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.     Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

ARTICLE II

NEW GUARANTORS / GRANTORS

Section 2.1.     Guarantees. Each guarantor listed on Schedule I hereto (collectively, the “New Guarantors” and, together with the Existing Guarantors, the “Guarantors”), by its execution of this Ninth Supplemental Indenture, agrees to be a Guarantor with respect to the Notes under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article VI thereof.

Section 2.2.     Security Documents. Each New Guarantor, by its execution of this Ninth Supplemental Indenture, agrees to grant Pari Passu Liens on its assets (other than Excluded Property) in accordance with, and subject to the terms of, the Indenture and the Security Documents.

ARTICLE III

AMENDMENTS TO THE INDENTURE AND THE NOTES

Section 3.1.     Amendments to the Table of Contents and the Exhibits.

(a)	Exhibit J of the Indenture is hereby amended and restated in its entirety and replaced with Exhibit A attached hereto.

(b)	The Table of Contents is hereby amended by replacing “Section 4.16. Limitation on Repayment of Existing Unsecured Notes” with “Section 4.16. [Reserved].”

Section 3.2      Amendments to Section 1.1 of the Indenture.

(a)     The following definitions are hereby added in their alphabetical order to Section 1.1 of the Indenture:

“1.125 Lien Notes” means the Issuer’s 7.75% Senior Secured 1.125 Lien Notes due 2026 issued pursuant to the 1.125 Lien Notes Indenture.

“1.125 Lien Notes Indenture” means the Indenture, dated as of October 31, 2019, as amended or supplemented from time to time, among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

“1.25 Lien Notes” means the Issuer’s 10.5% Senior Secured 1.25 Lien Notes due 2026 issued pursuant to the 1.25 Lien Notes Indenture.

“1.25 Lien Notes Indenture” means the Indenture, dated as of October 31, 2019, as amended or supplemented from time to time, among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

“1.5 Lien Notes” means the Issuer’s 11.25% Senior Secured 1.5 Lien Notes due 2026 issued pursuant to the 1.5 Lien Notes Indenture.

“1.5 Lien Notes Indenture” means the Indenture, dated as of October 31, 2019, as amended or supplemented from time to time, among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

“JV Holding Company” means a Subsidiary of JV Holdings, the only material asset of which constitutes Capital Stock of one or more joint ventures owned on the Ninth Supplemental Date or Permitted Joint Ventures in existence on the Ninth Supplemental Date or acquired or formed after the Ninth Supplemental Date; provided that neither JV Holdings nor K. Hovnanian JV Services Company, L.L.C. shall be deemed a JV Holding Company.

“JV Holdings” means K. Hovnanian JV Holdings, L.L.C.

“Most Recent Fiscal Quarter” means the most recently completed fiscal quarter for which financial statements have been provided pursuant to Section 4.15 hereof.

“New Secured Notes” means, collectively, the 1.125 Lien Notes, the 1.25 Lien Notes and the 1.5 Lien Notes.

“Ninth Supplemental Date” means October 31, 2019.

“Permitted Joint Venture” means any joint venture between the Issuer, the Company or any of its Subsidiaries, on the one hand, and any other person that is not an affiliate of the Company, on the other; provided that (i) such joint venture is solely engaged in the business of the development, construction and sale of homes and has no assets, liabilities or operations other than those reasonably related to such business, and (ii) such Person owns no Capital Stock or other equity interests in, or Indebtedness of, the Company or any of its Restricted Subsidiaries and makes no Investments in the Company or any of its Restricted Subsidiaries.

“Refinancing Non-Recourse Indebtedness” has the meaning ascribed to it in Section 4.6(b) hereof.

“Senior Credit Facility” means the $125,000,000 Credit Agreement, dated as of October 31, 2019, among the Issuer, the Company, the other guarantors party thereto, and the lenders party thereto, as amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time hereafter, including any such amendment, restatement, supplement, replacement, refinancing or other modification that increases the amount permitted to be borrowed thereunder or alters the maturity thereof (to the extent such increase in borrowings is permitted under Section 4.6 hereof) or adds the Company, the Issuer or Subsidiaries as additional borrowers or guarantors thereunder and whether by the same or any other agent, lender or group of lenders.

“Subsidiary Guarantor” means any Subsidiary that is a Guarantor.

(b)

The definitions (i) “Existing Unsecured Replacement Indebtedness”, “Repay” and “Repayment” in Section 1.1 of the Indenture with respect to the 10.000% Notes are hereby deleted in their entirety and (ii) “Joinder” in Section 1.1 of the Indenture is hereby deleted in its entirety.

(c)	Clause (c) of the definition of “Asset Disposition” in Section 1.1 of the Indenture is hereby amended and restated in its entirety as follows:

“(c) a transaction involving the sale of Capital Stock of, or the disposition of assets in, an Unrestricted Subsidiary (other than a JV Holding Company or Permitted Joint Venture, except a sale or disposition to a Restricted Subsidiary),”

(d)	The definition of “Excluded Property” in Section 1.1 of the Indenture is hereby amended as follows:

(i)      the references to “K. Hovnanian JV Holdings, L.L.C.” in clause (a) are changed to “any JV Holding Company”;

(ii)      clause (d) is amended and restated in its entirety as follows:

“(d) assets securing Purchase Money Indebtedness, Non-Recourse Indebtedness and Refinancing Non-Recourse Indebtedness to the extent the terms of such Indebtedness prohibit the incurrence of any other Liens thereon; provided that the Company uses reasonable efforts to obtain Liens on the assets securing such Indebtedness, in favor of the Collateral Agent for the benefit of the Holders of the Notes, that is junior to the Liens securing such Indebtedness and otherwise consistent with priorities set forth in the Intercreditor Agreement,”

(iii)     clause (h) is amended and restated in its entirety as follows:

“(h) equity interests in Unrestricted Subsidiaries, except for JV Holding Companies,”

(e)	The definition of “Intercreditor Agreement” in Section 1.1 of the Indenture is hereby amended and restated in its entirety as follows:

“Intercreditor Agreement” means the Second Amended and Restated Intercreditor Agreement, dated as of October 31, 2019, among the Issuer, the Guarantors, the Senior Credit Agreement Collateral Agent, the 1.125 Lien Trustee, the 1.125 Lien Collateral Agent, the 1.25 Lien Trustee, the 1.25 Lien Collateral Agent, the 1.5 Lien Trustee, the 1.5 Lien Collateral Agent, the Joint First Lien Collateral Agent, the Mortgage Tax Collateral Agent, the 10.000% Junior Trustee, the 10.000% Junior Collateral Agent, the 10.500% Junior Trustee, the 10.500% Junior Collateral Agent and the Junior Joint Collateral Agent (each as defined therein) and any other representative of the holders of any other obligation permitted to be incurred and secured under this Indenture, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

(f)	The definition of “Mortgage Tax Collateral Agency Agreement” is hereby amended and restated in its entirety as follows:

“Mortgage Tax Collateral Agency Agreement” means the Third Amended and Restated Mortgage Tax Collateral Agency Agreement, dated as of October 31, 2019, among the Issuer, the Company, the Mortgage Tax Collateral Agent, the Junior Joint Collateral Agent and the Notes Collateral Agent (each as defined therein) and the other parties party thereto, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

(g)	Clause (k) of the definition of “Permitted Indebtedness” is hereby amended by deleting “$50.0 million” and replacing it with “$115.0 million”.

(h)	Clause (r) of the definition of “Permitted Investments” in Section 1.1 of the Indenture is hereby amended and restated in its entirety as follows:

“(r) intercompany current liabilities owed by or to Unrestricted Subsidiaries or joint ventures incurred in the ordinary course of business in connection with the cash management operations of the Company and its Subsidiaries; and”

(i)	The definition of “Permitted Liens” in Section 1.1 of the Indenture is hereby amended as follows:

(i)      clause (i) is hereby amended and restated in its entirety to read:

“(i) Liens on the Collateral and other assets not constituting Collateral pursuant to clause (a) of the definition of “Excluded Property” securing:

(a)      Indebtedness (and the guarantee thereof), including Refinancing Indebtedness, under Credit Facilities in an aggregate amount at any time outstanding not to exceed $125.0 million; provided that the Liens incurred pursuant to this clause (a) may secure Senior-Priority Lien Obligations;

(b)     Indebtedness (and the guarantee thereof), including Refinancing Indebtedness, in an aggregate amount at any time outstanding not to exceed the sum of (x) $928.0 million plus (y) the aggregate principal amount of 1.25 Lien Notes outstanding on October 31, 2019; provided that the Liens incurred pursuant to this clause (b) may secure Senior-Priority Lien Obligations;

(c)     (i) the Notes outstanding on the Ninth Supplemental Date, the Guarantees thereof and other Obligations under the Indenture and the Security Documents in respect thereof and any obligations owing to the Trustee or the Collateral Agent under the Indenture or the Security Documents in respect thereof, (ii) other Indebtedness (and the guarantee thereof) otherwise permitted to be incurred under the Indenture (and all Obligations in respect thereof), so long as on a pro forma basis after giving effect to the incurrence of such Indebtedness, the aggregate amount of Pari Passu Lien Obligations does not exceed the greater of (x) $431.0 million and (y) 24.2% of Consolidated Tangible Assets at any one time outstanding measured at the time of incurrence, provided that any Indebtedness incurred to refund, refinance or extend (including Refinancing Indebtedness) Indebtedness secured by Liens pursuant to this clause (c)(ii) shall be permitted to be secured by Liens pursuant to this clause (c)(ii) notwithstanding that at the time of incurrence thereof, such Indebtedness may exceed the amount of Indebtedness that would then be permitted to be secured under this clause (c)(ii) due to a diminution in the amount of Consolidated Tangible Assets and (iii) any Refinancing Indebtedness in respect of Indebtedness incurred and secured pursuant to clauses (c)(i) and (c)(ii) (and any subsequently incurred Refinancing Indebtedness in respect of any such Refinancing Indebtedness); provided that the Liens incurred pursuant to this clause (c)(iii) may secure Senior-Priority Lien Obligations; and

(d)     any other Indebtedness (and the guarantee thereof), including Refinancing Indebtedness, permitted to be incurred under the Indenture (and all Obligations in respect thereof); provided that the Liens securing Indebtedness referred to in this clause (d) shall rank junior to the Liens on the Collateral securing the Notes pursuant to an intercreditor agreement that is substantially similar to the Intercreditor Agreement (with the Notes being treated as senior priority obligations thereunder);”

(ii)      clause (j) is hereby amended and restated in its entirety to read:

“(j) Liens securing Non-Recourse Indebtedness and Refinancing Non-Recourse Indebtedness of the Company, the Issuer or any Restricted Subsidiary; provided, that such Liens apply only to (i) the property financed, constructed or improved out of the net proceeds of the Non-Recourse Indebtedness within 365 days after the incurrence of the Non-Recourse Indebtedness, and, including for the avoidance of doubt, assets directly related thereto or derived therefrom or other property of the Company, the Issuer or any Restricted Subsidiary financed pursuant to the Credit Facility of such person under which the Non-Recourse Indebtedness or Refinancing Non-Recourse Indebtedness was incurred, or (ii) licenses, permits, authorizations, consent forms or contracts related to the acquisition, development, use or improvement of such property; provided, that the Company uses reasonable efforts to obtain Liens on the assets securing such Indebtedness, in favor of the Collateral Agent for the benefit of the Holders of the Notes, that is junior to the Liens securing such Indebtedness and otherwise consistent with priorities set forth in the Intercreditor Agreement;”

(iii)      clause (ll) is hereby amended and restated in its entirety to read:

“(ll) Liens on the Equity Interests of Unrestricted Subsidiaries (other than a JV Holding Company or Permitted Joint Venture (in each case, except in compliance with Section 4.8));”

(iv)      clause (qq) is hereby amended and restated in its entirety to read:

“(qq) Liens securing obligations not to exceed $25.0 million at any one time outstanding; provided that any Liens on the Collateral securing any Indebtedness (or Obligations in respect thereof) incurred pursuant to this clause (qq) may secure Senior-Priority Lien Obligations.”

(j)	The definition of “Senior-Priority Lien Obligations” is hereby amended and restated in its entirety as follows:

“Senior-Priority Lien Obligations” means all Indebtedness secured by Liens on the Collateral that are senior in priority to the Liens on the Collateral securing the Notes (regardless of any priority level among such Senior-Priority Lien Obligations), including the Senior Credit Facility and the New Secured Notes, and all Obligations in respect thereof.

(k)	The definition of “Unrestricted Subsidiary” is hereby amended as follows:

(i) the last sentence of the first paragraph is hereby deleted and replaced with: “As of the Ninth Supplemental Date, the Unrestricted Subsidiaries are the Subsidiaries of the Company named in Exhibit J hereto.”

(ii) to add a new last sentence at the end of the third paragraph thereof: “Notwithstanding the foregoing, the Guarantors listed on Schedule III to the Ninth Supplemental Indenture shall be deemed to have been redesignated on the Ninth Supplemental Date as Restricted Subsidiaries in compliance with this definition and are expressly permitted to be Restricted Subsidiaries without any further action on the part of the Issuer, the Company or any other Guarantor.”

Section 3.3      Amendments to Article IV.

(a)         Clause (iii) of Section 4.6(b) of the Indenture is hereby amended and restated in its entirety as follows:

“(iii) (A) Non-Recourse Indebtedness and (B) any Indebtedness which serves to refund, refinance or extend any such Non-Recourse Indebtedness (“Refinancing Non-Recourse Indebtedness”), provided that such Refinancing Non-Recourse Indebtedness is, except for clause (b) of the definition thereof, Non-Recourse Indebtedness,”

(b)	Section 4.6(f) of the Indenture is hereby amended by adding the following at the end thereof:

“For purposes of determining compliance with, and the outstanding principal amount of any particular Indebtedness incurred pursuant to and in compliance with, this Section 4.6, the principal amount of Indebtedness outstanding under any clause of Section 4.6(b) shall be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness.”

(c)	Section 4.6 is hereby amended by adding a new clause (j) as follows:

“(j) For purposes of determining compliance with this covenant, all Indebtedness outstanding on October 31, 2019 under the New Secured Notes and the Senior Credit Facility shall be deemed to be, and shall expressly be permitted to be, incurred under clause 4.6(b)(ii).”

(d)

Section 4.7(b) of the Indenture is hereby amended by (i) deleting the word “and” at the end of clause (xi), (ii) adding the word “and” at the end of clause (xii), and (iii) inserting a new clause (xiii) as follows:

“(xiii)     Investments in any Permitted Joint Venture (which Investment may be made via an Investment in the JV Holding Company, if any, owning such Permitted Joint Venture) in an aggregate amount not to exceed at any one time outstanding (measured at the time made) (1) $282.3 million plus (2) 100% of the amount of cash and Cash Equivalents received by any of the Issuer, the Company, any Subsidiary Guarantor or any JV Holding Company from any such Permitted Joint Venture following the Issue Date and ending on the last day of the fiscal quarter of the Company immediately preceding the date of such Investment for which financial statements have been provided pursuant to Section 4.15 hereof; provided that after giving effect to such Investment, the ratio of total Indebtedness to (x) “total inventories” less (y) “inventory not owned” (as of the last day of the Most Recent Fiscal Quarter) for all such Permitted Joint Ventures would not be greater than 55% (as of the last day of the Most Recent Fiscal Quarter);”

(e)	The following paragraph is hereby added as the last paragraph of Section 4.7(b):

“For purposes of the proviso in Section 4.7(b)(xiii), the amount of “Indebtedness” outstanding at any one time shall be calculated as the sum of (x) the aggregate principal amount of all Indebtedness of Permitted Joint Ventures outstanding as of the last day of the Most Recent Fiscal Quarter plus (y) with respect to any Indebtedness of Permitted Joint Ventures incurred after the provision of the financial statements used for purposes of clause (x) above but prior to the date on which financial statements for a more recent fiscal quarter have been provided (in each case, pursuant to Section 4.15 hereof), the total principal amount or committed principal amount thereof (whether or not borrowed at the time of calculation of the amount of Indebtedness).”

(f)	The references to clause “(xii)” in Section 4.7(e) of the Indenture are hereby deleted and replaced with “(xiii)”.

(g)	Section 4.8 of the Indenture is hereby amended and restated in its entirety as follows:

“Section 4.8. Limitations on Liens. (a) The Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Liens, other than Permitted Liens, on any of its Property, or on any shares of Capital Stock or Indebtedness of any Restricted Subsidiary, or on any shares of Capital Stock of any JV Holding Company.

(b) The Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Liens on the Capital Stock of any Permitted Joint Venture owned, directly or indirectly, by such Person, other than Liens securing Indebtedness or other obligations of such Permitted Joint Venture.”

(h)	Clause (iv) of Section 4.9 of the Indenture is hereby amended to add the following immediately before the “,” at the end thereof:

“; provided further, that any restrictions or encumbrances existing under or by reason of the New Secured Notes and the Senior Credit Facility (and the related agreements) shall be expressly permitted”

(i)	Clause (xvi) of Section 4.13 of the Indenture is hereby amended and restated in its entirety as follows:

“(xvi)     pledges of Capital Stock of Unrestricted Subsidiaries (other than a JV Holding Company or Permitted Joint Venture (in each case, except in compliance with Section 4.8 hereof)).”

(j)	Section 4.16 of the Indenture with respect to the 10.000% Notes is hereby amended and restated in its entirety as follows:

“Section 4.16. [Reserved].”

For the avoidance of doubt, together with the amendments with respect to the 10.500% Notes that became operative pursuant to the Second Supplemental Indenture, dated as of January 16, 2018, among the Issuer, the Company, the other guarantors party thereto, the Trustee and the Collateral Agent, Section 4.16 of the Indenture with respect to all Series of Notes reads as set forth above.

(k)	Section 4.18(d) of the Indenture is hereby amended as follows:

(1) to add the words “or Ninth Supplemental Date, as applicable” after “Issue Date” in each place such words appear in clauses (i) and (ii) thereof, and

(2) to replace the reference to “K. Hovnanian JV Holdings, L.L.C.” with “any JV Holding Company” in clause (iii) thereof.

(l)	Section 4.18 is hereby amended to add a new clause (g) as follows:

“(g)   Notwithstanding anything in this Section 4.18 to the contrary, to the extent that any provision of the definitive documentation governing any of the New Secured Notes or Senior Credit Facility, in each case, as amended, waived, supplemented or otherwise modified from time to time, permits the Issuer, the Company or any Subsidiary Guarantor to take any action contemplated by this Section 4.18 by a date that is later than the date required by this Section 4.18, such date in this Section 4.18 shall be deemed to be, and shall be, without the need to take any further action, automatically extended to such later date.”

Section 3.4      Amendments to Article XI.

(a)	Clause (4) of Section 11.4(a) of the Indenture is hereby amended by:

(i)	deleting the word “or” at the end of clause (b) and inserting “,” in its replacement,

(ii)

amending and restating clause (c) in its entirety as follows: “(c) consists of securities of the Issuer or a Guarantor or of any JV Holding Company to be released as contemplated by Section 4.18(d)(iii), or” and

(iii)	inserting a new clause (d) as follows: “(d) is or becomes Excluded Property;”.

Section 3.5     Amendments to Article XIII.

(a)     The Issuer and the Company’s notice or communication address set forth in Section 13.3 of the Indenture is hereby amended and restated in its entirety as follows:

“if to the Issuer or the Company:

K. Hovnanian Enterprises, Inc.

c/o Hovnanian Enterprises, Inc.
90 Matawan Road, Fifth Floor

Matawan, New Jersey 07747
Facsimile: (732) 383-2945
Attention: Corporate Counsel”

Article IV

Modifications to Security Documents

Section 4.1     Intercreditor Agreement. The Intercreditor Agreement (as defined in the Indenture) is hereby amended and restated in its entirety with the Second Amended and Restated Intercreditor Agreement as set forth in Exhibit B hereto.

Section 4.2     Mortgage Tax Collateral Agency Agreement. The Mortgage Tax Collateral Agency Agreement (as defined in the Indenture) is hereby amended and restated in its entirety with the Third Amended and Restated Mortgage Tax Collateral Agency Agreement as set forth in Exhibit C hereto.

ARTICLE V

EFFECTIVENESS

Section 5.      This Ninth Supplemental Indenture will become effective immediately upon its execution and delivery, but Article II and the Amendments set forth in Articles III and IV hereof will not become operative unless and until the consummation of the Exchange in accordance with the terms and conditions of the Exchange Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.1.      Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Ninth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties hereto hereby irrevocably submits to the jurisdiction of any New York State court sitting in the Borough of Manhattan in the City of New York or any federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Ninth Supplemental Indenture, the Notes and the Guarantees, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts.

EACH OF THE ISSUER, THE COMPANY, THE GUARANTORS, THE TRUSTEE AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NINTH SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

Section 6.2.      Duplicate Originals. This Ninth Supplemental Indenture may be signed in various counterparts which together shall constitute one and the same instrument.

Section 6.3.      Ratification of Indenture; Ninth Supplemental Indenture a Part Thereof. This Ninth Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Ninth Supplemental Indenture shall henceforth be read together. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.

Section 6.4.      The Trustee and Collateral Agent. Neither the Trustee nor the Collateral Agent shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Ninth Supplemental Indenture or for or in respect of the Recitals contained herein, all of which are made solely by the Issuer, the Company and each of the other Guarantors.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as Issuer

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

K. HOV IP, II, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Chief Executive Officer and Treasurer

On behalf of each of the entities listed on Schedules I and II hereto

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee and Collateral Agent

By:	/s/ Nedine P. Sutton
Name: Nedine P. Sutton
Title: Vice President

[Signature Page to Ninth Supplemental Indenture]

Schedule I

List of New Guarantors

Amber Ridge, LLC

GTIS-HOV Dulles Parkway Parent LLC

GTIS-HOV Festival Lakes LLC

GTIS-HOV Greenfield Crossing Parent LLC

GTIS-HOV Holdings LLC

GTIS-HOV Positano LLC

GTIS-HOV Rancho 79 LLC

GTIS-HOV Residences at Dulles Parkway LLC

GTIS-HOV Residences at Greenfield Crossing LLC

GTIS-HOV Villages at Pepper Mill LLC

GTIS-HOV Warminster LLC

Homebuyers Financial USA, LLC

HovSite Catalina LLC

HovSite Churchill Club LLC

HovSite Cider Grove LLC

HovSite Firenze LLC

HovSite Greenwood Manor LLC

HovSite Hunt Club LLC

HovSite Irish Prairie LLC

HovSite Liberty Lakes LLC

HovSite Monteverde 1 & 2 LLC

HovSite Monteverde 3 & 4 LLC

HovSite Providence LLC

HovSite Southampton LLC

K. Hovananian Southern California Division, LLC

K. Hovnanian Amber Glen, LLC

K. Hovnanian Arizona New GC, LLC

K. Hovnanian Aspire at Morris Woods, LLC

K. Hovnanian at 23 North, LLC

K. Hovnanian at Amberley Woods, LLC

K. Hovnanian at Autumn Ridge, LLC

K. Hovnanian at Baltic & Aegean Asbury Park, LLC

K. Hovnanian at Bradwell Estates, LLC

K. Hovnanian at Brittany Manor Borrower, LLC

K. Hovnanian at Brittany Manor, LLC

K. Hovnanian at Cadence Park, LLC

K. Hovnanian at Canter V, LLC

K. Hovnanian at Cedar Lane Estates, LLC

K. Hovnanian at Deer Ridge, LLC

K. Hovnanian at Dominion Crossing, LLC

K. Hovnanian at Eagle Heights, LLC

K. Hovnanian at Embrey Mill, LLC

K. Hovnanian at Grande Park, LLC

K. Hovnanian at Hammock Breeze, LLC

K. Hovnanian at Hidden Lake, LLC

K. Hovnanian at Hunter's Pond, LLC

K. Hovnanian at Lakes at New Riverside, LLC

K. Hovnanian at Madison Square, LLC

K. Hovnanian at Manalapan IV, LLC

K. Hovnanian at Maple Hill LLC

K. Hovnanian at Maryland Ridge, LLC

K. Hovnanian at Melody Farm, LLC

K. Hovnanian at Meridian Hills, LLC

K. Hovnanian at Morris Twp II, LLC

K. Hovnanian at Mystic Dunes, LLC

K. Hovnanian at North Grove Crossing, LLC

K. Hovnanian at North Pointe Estates LLC

K. Hovnanian at Orchard Meadows, LLC

K. Hovnanian at Pelham's Reach, LLC

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.

K. Hovnanian at Pinckney Farm, LLC

K. Hovnanian at Port Imperial Urban Renewal II, L.L.C.

K. Hovnanian at Port Imperial Urban Renewal III, L.L.C.

K. Hovnanian at Randall Highlands, LLC

K. Hovnanian at Raymond Farm, LLC

K. Hovnanian at River Hills, LLC

K. Hovnanian at Silverwood Glen, LLC

K. Hovnanian at Solare, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. Hovnanian at Tanglewood Oaks, LLC

K. Hovnanian at The Boulevards at Westfields, LLC

K. Hovnanian at The Highlands at Summerlake Grove, LLC

K. Hovnanian at The Meadows, LLC

K. Hovnanian at Tower Hill, LLC

K. Hovnanian at Valletta, LLC

K. Hovnanian at Village of Round Hill, LLC

K. Hovnanian at Vista Lago, LLC

K. Hovnanian at Wade's Grant, L.L.C.

K. Hovnanian at Waterford, LLC

K. Hovnanian at Wellsprings, LLC

K. Hovnanian at Willowsford Greens III, LLC

K. Hovnanian CA Land Holdings, LLC

K. Hovnanian California New GC, LLC

K. Hovnanian Companies of Arizona, LLC

K. Hovnanian Companies of Florida, LLC

K. Hovnanian Cypress Creek, LLC

K. Hovnanian Delaware New GC, LLC

K. Hovnanian DFW Ascend at Hightower, LLC

K. Hovnanian DFW Bayside, LLC

K. Hovnanian DFW Berkshire II, LLC

K. Hovnanian DFW Berkshire, LLC

K. Hovnanian DFW Calloway Trails, LLC

K. Hovnanian DFW Canyon Falls, LLC

K. Hovnanian DFW Carillon, LLC

K. Hovnanian DFW Commodore at Preston, LLC

K. Hovnanian DFW Division, LLC

K. Hovnanian DFW Heron Pond, LLC

K. Hovnanian DFW High Pointe, LLC

K. Hovnanian DFW Maxwell Creek, LLC

K. Hovnanian DFW Milrany Ranch, LLC

K. Hovnanian DFW Mustang Lakes II, LLC

K. Hovnanian DFW Mustang Lakes, LLC

K. Hovnanian DFW Oakmont Park, LLC

K. Hovnanian DFW Parkview, LLC

K. Hovnanian DFW Richwoods, LLC

K. Hovnanian DFW Watson Creek, LLC

K. Hovnanian Florida New GC, LLC

K. Hovnanian Forest Lakes, LLC

K. Hovnanian Georgia New GC, LLC

K. Hovnanian Homes - DFW II, L.L.C.

K. Hovnanian Homes at Knollac Acres, LLC

K. Hovnanian Homes at Parkside, LLC

K. Hovnanian Homes at Willowsford Grange, LLC

K. Hovnanian Homes at Willowsford New, LLC

K. Hovnanian Homes of Delaware I, LLC

K. Hovnanian Homes of Florida I, LLC

K. Hovnanian Homes of Maryland I, LLC

K. Hovnanian Homes of Maryland II, LLC

K. Hovnanian Homes of Virginia I, LLC

K. Hovnanian Houston Division, LLC

K. Hovnanian Houston Eldridge Park, LLC

K. Hovnanian Houston Greatwood Lake, LLC

K. Hovnanian Houston Lakes of Bella Terra West, LLC

K. Hovnanian Houston Laurel Glen, LLC

K. Hovnanian Houston Midtown Park I, LLC

K. Hovnanian Houston Park Lakes East, LLC

K. Hovnanian Houston Parkway Trails, LLC

K. Hovnanian Illinois New GC, LLC

K. Hovnanian Illinois Old GC, LLC

K. Hovnanian Ivy Trail, LLC

K. Hovnanian JV Holdings, L.L.C.

K. Hovnanian JV Services Company, L.L.C.

K. Hovnanian Lake Parker, LLC

K. Hovnanian Maryland Division, LLC

K. Hovnanian Meadow Lakes, LLC

K. Hovnanian Montclaire Estates, LLC

K. Hovnanian New Jersey New GC, LLC

K. Hovnanian Northern California Division, LLC

K. Hovnanian Ocoee Landings, LLC

K. Hovnanian of Houston III, L.L.C.

K. Hovnanian Ohio New GC, LLC

K. Hovnanian Orlando Division, LLC

K. Hovnanian Parkview at Sterling Meadows, LLC

K. Hovnanian Pennsylvania New GC, LLC

K. Hovnanian Redfern Trails, LLC

K. Hovnanian Rivington, LLC

K. Hovnanian San Sebastian, LLC

K. Hovnanian Sereno, LLC

K. Hovnanian South Carolina New GC, LLC

K. Hovnanian Southeast Florida Division, LLC

K. Hovnanian TerraLargo, LLC

K. Hovnanian Texas Operations New, LLC

K. Hovnanian Texas Operations Old, LLC

K. Hovnanian Virginia New GC, LLC

K. Hovnanian West Virginia New GC, LLC

K. Hovnanian's Four Seasons at Carolina Oaks, LLC

K. Hovnanian's Four Seasons at Malind Bluff, LLC

K. Hovnanian's Sonata at The Preserve, LLC

LINKS AT CALUSA SPRINGS, LLC

Traverse Partners, LLC

Schedule II

List of Existing Guarantors

2700 EMPIRE, LLC

ARBOR TRAILS, LLC

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

EASTERN NATIONAL ABSTRACT, INC.

EASTERN NATIONAL TITLE AGENCY ARIZONA, LLC

EASTERN NATIONAL TITLE AGENCY FLORIDA, LLC

EASTERN NATIONAL TITLE AGENCY ILLINOIS, LLC

EASTERN NATIONAL TITLE AGENCY MARYLAND, LLC

EASTERN NATIONAL TITLE AGENCY VIRGINIA, INC.

EASTERN NATIONAL TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

GLENRISE GROVE, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN ARIZONA OLD GC, LLC

K. HOVNANIAN ASBURY POINTE, LLC

K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC

K. HOVNANIAN ASPIRE AT RIVER TERRACE, LLC

K. HOVNANIAN ASPIRE AT WATERSTONE, LLC

K. HOVNANIAN AT 240 MISSOURI, LLC

K. HOVNANIAN AT ACACIA PLACE, LLC

K. HOVNANIAN AT AIRE ON MCDOWELL, LLC

K. HOVNANIAN AT ALEXANDER LAKES, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT ASHLEY POINTE LLC

K. HOVNANIAN AT AVENIR, LLC

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC

K. HOVNANIAN AT BEACON PARK AREA 129, LLC

K. HOVNANIAN AT BEACON PARK AREA 137, LLC

K. HOVNANIAN AT BENSEN'S MILL ESTATES, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT BOCA DUNES, LLC

K. HOVNANIAN AT BRANCHBURG II, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC

K. HOVNANIAN AT BRENFORD STATION, LLC

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CATANIA, LLC

K. HOVNANIAN AT CATON'S RESERVE, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHRISTINA COURT, LLC

K. HOVNANIAN AT CHURCHILL FARMS LLC

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC

K. HOVNANIAN AT EAST BRUNSWICK III, LLC

K. HOVNANIAN AT EAST BRUNSWICK, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT EDEN TERRACE, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT ESTATES OF CHANCELLORSVILLE, LLC

K. HOVNANIAN AT ESTATES OF FOX CHASE, LLC

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GALLERY, LLC

K. HOVNANIAN AT GALLOWAY RIDGE, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMPTON COVE, LLC

K. HOVNANIAN AT HAMPTON LAKE, LLC

K. HOVNANIAN AT HANOVER ESTATES, LLC

K. HOVNANIAN AT HERSHEY'S MILL, INC.

K. HOVNANIAN AT HIDDEN BROOK, LLC

K. HOVNANIAN AT HIGHLAND PARK, LLC

K. HOVNANIAN AT HILLSBOROUGH, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT HOLLY RIDGE, LLC

K. HOVNANIAN AT HOWELL FORT PLAINS, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT HUNTFIELD, LLC

K. HOVNANIAN AT INDIAN WELLS, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT JACKS RUN, LLC

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN AT LAKE FLORENCE, LLC

K. HOVNANIAN AT LAKE LECLARE, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT LIBERTY HILL FARM, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN AT LINK CROSSING, LLC

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LUKE LANDING, LLC

K. HOVNANIAN AT LUNA VISTA, LLC

K. HOVNANIAN AT MAGNOLIA PLACE, LLC

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN CROSSING, LLC

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN RIDGE, LLC

K. HOVNANIAN AT MANALAPAN V, LLC

K. HOVNANIAN AT MANALAPAN VI, LLC

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN III, LLC

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MONROE NJ III, LLC

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC

K. HOVNANIAN AT MONTANA VISTA, LLC

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MORRIS TWP, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH HILL, LLC

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC

K. HOVNANIAN AT NORTON LAKE LLC

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

K. HOVNANIAN AT OAK POINTE, LLC

K. HOVNANIAN AT OAKLAND, LLC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE II, LLC

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT PARK PASEO, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN AT PLANTATION LAKES, L.L.C.

K. HOVNANIAN AT POINTE 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT REDTAIL, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN AT RETREAT AT MILLSTONE, LLC

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT ROCK LEDGE, LLC

K. HOVNANIAN AT ROCKLAND VILLAGE GREEN, LLC

K. HOVNANIAN AT ROCKY RUN VILLAGE, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGEBROOK, LLC

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTTSDALE HEIGHTS, LLC

K. HOVNANIAN AT SEABROOK, LLC

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SIENNA HILLS, LLC

K. HOVNANIAN AT SIERRA VISTA, LLC

K. HOVNANIAN AT SIGNAL HILL, LLC

K. HOVNANIAN AT SILVER LEAF, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SILVERSTONE G, LLC

K. HOVNANIAN AT SILVERSTONE, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SKYE ON MCDOWELL, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOMERSET, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC

K. HOVNANIAN AT SPRING ISLE, LLC

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUMMERLAKE, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SUNRISE TRAIL II, LLC

K. HOVNANIAN AT SUNRISE TRAIL III, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC

K. HOVNANIAN AT THE MEADOWS 9, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT TOWNES AT COUNTY CENTER, LLC

K. HOVNANIAN AT TRAFFORD PLACE, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT TRAMORE LLC

K. HOVNANIAN AT UNION PARK, LLC

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VENTANA LAKES, LLC

K. HOVNANIAN AT VERONA ESTATES, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VERRADO CASCINA, LLC

K. HOVNANIAN AT VERRADO MARKETSIDE, LLC

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VILLAGE CENTER, LLC

K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC

K. HOVNANIAN AT VILLAS AT THE COMMONS, LLC

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN AT WALL DONATO, LLC

K. HOVNANIAN AT WALL QUAIL RIDGE, LLC

K. HOVNANIAN AT WARREN TOWNSHIP II, LLC

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WESTBROOK, LLC

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WHEELER WOODS, LLC

K. HOVNANIAN AT WHITEMARSH, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN BELDEN POINTE, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN CALIFORNIA OLD GC, INC.

K. HOVNANIAN CALIFORNIA REGION, INC.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHICAGO DIVISION, INC.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CORNERSTONE FARMS, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN CYPRESS KEY, LLC

K. HOVNANIAN D.C. GROUP, LLC

K. HOVNANIAN DELAWARE DIVISION, INC.

K. HOVNANIAN DELAWARE OLD GC, LLC

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW BELMONT, LLC

K. HOVNANIAN DFW BLUFF CREEK, LLC

K. HOVNANIAN DFW COURTS AT BONNIE BRAE, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC

K. HOVNANIAN DFW DIAMOND CREEK ESTATES, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW HERITAGE CROSSING, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW LEXINGTON, LLC

K. HOVNANIAN DFW LIBERTY CROSSING II, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW LIBERTY, LLC

K. HOVNANIAN DFW LIGHT FARMS II, LLC

K. HOVNANIAN DFW LIGHT FARMS, LLC

K. HOVNANIAN DFW MIDTOWN PARK, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN DFW PARKSIDE, LLC

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW SANFORD PARK, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW THE PARKS AT ROSEHILL, LLC

K. HOVNANIAN DFW TRAILWOOD II, LLC

K. HOVNANIAN DFW TRAILWOOD, LLC

K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC

K. HOVNANIAN DFW VILLAS AT THE STATION, LLC

K. HOVNANIAN DFW WELLINGTON VILLAS, LLC

K. HOVNANIAN DFW WELLINGTON, LLC

K. HOVNANIAN DFW WILDRIDGE, LLC

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN EDGEBROOK, LLC

K. HOVNANIAN EDISON GROUP, LLC

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN FALLS POINTE, LLC

K. HOVNANIAN FINANCIAL SERVICES GROUP, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA OLD GC, LLC

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOREST VALLEY, LLC

K. HOVNANIAN FOUR SEASONS AT CHESTNUT RIDGE, LLC

K. HOVNANIAN GEORGIA OLD GC, LLC

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT LEIGH MILL, LLC

K. HOVNANIAN HOMES AT REEDY CREEK, LLC

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN HOMES AT SHELL HALL, LLC

K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT THE ABBY, LLC

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC

K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC

K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC

K. HOVNANIAN HOUSTON CREEK BEND, LLC

K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC

K. HOVNANIAN HOUSTON KATY POINTE, LLC

K. HOVNANIAN HOUSTON MAGNOLIA CREEK, LLC

K. HOVNANIAN HOUSTON PROPERTY I, LLC

K. HOVNANIAN HOUSTON PROPERTY II, LLC

K. HOVNANIAN HOUSTON RIVER FARMS, LLC

K. HOVNANIAN HOUSTON SUNSET RANCH, LLC

K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC

K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC

K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC

K. HOVNANIAN HOUSTON WOODSHORE, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN LAKE GRIFFIN RESERVE, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN LANDINGS 40S, LLC

K. HOVNANIAN LEGACY AT VIA BELLA, LLC

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN MARYLAND REGION, INC.

K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN NEW JERSEY OLD GC, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST DIVISION, INC.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN NORTHERN OHIO DIVISION, LLC

K. HOVNANIAN NORTHPOINTE 40S, LLC

K. HOVNANIAN NORTON PLACE, LLC

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OHIO OLD GC, LLC

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OHIO REGION, INC.

K. HOVNANIAN OPERATIONS COMPANY, INC.

K. HOVNANIAN OSPREY RANCH, LLC

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN PENNSYLVANIA OLD GC, LLC

K. HOVNANIAN PHOENIX DIVISION, INC.

K. HOVNANIAN PHOENIX GROUP, LLC

K. HOVNANIAN PINEWOOD RESERVE, LLC

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. HOVNANIAN PROPERTIES OF RED BANK, LLC

K. HOVNANIAN REYNOLDS RANCH, LLC

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN RIVERSIDE, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN SHERWOOD AT REGENCY, LLC

K. HOVNANIAN SOUTH CAROLINA OLD GC, LLC

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHEAST COASTAL DIVISION, INC.

K. HOVNANIAN SOUTHERN CALIFORNIA DIVISION, LLC

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN UNION PARK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN VILLAGE GLEN, LLC

K. HOVNANIAN VIRGINIA DIVISION, INC.

K. HOVNANIAN VIRGINIA OLD GC, INC.

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WEST VIRGINIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN WEST VIRGINIA OLD GC, LLC

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN WINDING BAY PRESERVE, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

K. HOVNANIAN'S ASPIRE AT UNION VILLAGE, LLC

K. HOVNANIAN'S COVE AT ASBURY PARK, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLA VISTA, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC

K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC

K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND II, LLC

K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW LENOX, LLC

K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC

K. HOVNANIAN'S FOUR SEASONS AT VIRGINIA CROSSING, LLC

K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN'S PROSPECT PLACE AT MORRISTOWN, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC

K. HOVNANIAN'S WOODLANDS AT FREEHOLD, LLC

KHH SHELL HALL LOAN ACQUISITION, LLC

KHOV WINDING BAY II, LLC

LANDARAMA, INC.

M & M AT MONROE WOODS, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

NEW HOME REALTY, LLC

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY L.L.C.

ROUTE 1 AND ROUTE 522, L.L.C.

SEABROOK ACCUMULATION CORPORATION

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

WASHINGTON HOMES, INC.

WTC VENTURES, L.L.C.

Schedule III

Redesignated Subsidiaries

Amber Ridge, LLC

GTIS-HOV Dulles Parkway Parent LLC

GTIS-HOV Festival Lakes LLC

GTIS-HOV Greenfield Crossing Parent LLC

GTIS-HOV Holdings LLC

GTIS-HOV Positano LLC

GTIS-HOV Rancho 79 LLC

GTIS-HOV Residences at Dulles Parkway LLC

GTIS-HOV Residences at Greenfield Crossing LLC

GTIS-HOV Villages at Pepper Mill LLC

GTIS-HOV Warminster LLC

Homebuyers Financial USA, LLC

HovSite Catalina LLC

HovSite Churchill Club LLC

HovSite Cider Grove LLC

HovSite Firenze LLC

HovSite Greenwood Manor LLC

HovSite Hunt Club LLC

HovSite Irish Prairie LLC

HovSite Liberty Lakes LLC

HovSite Monteverde 1 & 2 LLC

HovSite Monteverde 3 & 4 LLC

HovSite Providence LLC

HovSite Southampton LLC

K. Hovnanian Amber Glen, LLC

K. Hovnanian Arizona New GC, LLC

K. Hovnanian at Amberley Woods, LLC

K. Hovnanian at Bradwell Estates, LLC

K. Hovnanian at Cadence Park, LLC

K. Hovnanian at Canter V, LLC

K. Hovnanian at Cedar Lane Estates, LLC

K. Hovnanian at Dominion Crossing, LLC

K. Hovnanian at Eagle Heights, LLC

K. Hovnanian at Embrey Mill, LLC

K. Hovnanian at Grande Park, LLC

K. Hovnanian at Hammock Breeze, LLC

K. Hovnanian at Hunter's Pond, LLC

K. Hovnanian at Madison Square, LLC

K. Hovnanian at Manalapan IV, LLC

K. Hovnanian at Maple Hill LLC

K. Hovnanian at Melody Farm, LLC

K. Hovnanian at Meridian Hills, LLC

K. Hovnanian at Morris Twp II, LLC

K. Hovnanian at Mystic Dunes, LLC

K. Hovnanian at North Grove Crossing, LLC

K. Hovnanian at North Pointe Estates LLC

K. Hovnanian at Orchard Meadows, LLC

K. Hovnanian at Pelham's Reach, LLC

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.

K. Hovnanian at Pinckney Farm, LLC

K. Hovnanian at Port Imperial Urban Renewal II, L.L.C.

K. Hovnanian at Port Imperial Urban Renewal III, L.L.C.

K. Hovnanian at Randall Highlands, LLC

K. Hovnanian at Raymond Farm, LLC

K. Hovnanian at River Hills, LLC

K. Hovnanian at Silverwood Glen, LLC

K. Hovnanian at Solare, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. Hovnanian at Tanglewood Oaks, LLC

K. Hovnanian at The Boulevards at Westfields, LLC

K. Hovnanian at The Highlands at Summerlake Grove, LLC

K. Hovnanian at The Meadows, LLC

K. Hovnanian at Valletta, LLC

K. Hovnanian at Village of Round Hill, LLC

K. Hovnanian at Wade's Grant, L.L.C.

K. Hovnanian at Waterford, LLC

K. Hovnanian at Wellsprings, LLC

K. Hovnanian at Willowsford Greens III, LLC

K. Hovnanian CA Land Holdings, LLC

K. Hovnanian California New GC, LLC

K. Hovnanian Companies of Arizona, LLC

K. Hovnanian Cypress Creek, LLC

K. Hovnanian Delaware New GC, LLC

K. Hovnanian DFW Bayside, LLC

K. Hovnanian DFW Berkshire II, LLC

K. Hovnanian DFW Berkshire, LLC

K. Hovnanian DFW Calloway Trails, LLC

K. Hovnanian DFW Canyon Falls, LLC

K. Hovnanian DFW Carillon, LLC

K. Hovnanian DFW Commodore at Preston, LLC

K. Hovnanian DFW Heron Pond, LLC

K. Hovnanian DFW High Pointe, LLC

K. Hovnanian DFW Maxwell Creek, LLC

K. Hovnanian DFW Milrany Ranch, LLC

K. Hovnanian DFW Mustang Lakes II, LLC

K. Hovnanian DFW Mustang Lakes, LLC

K. Hovnanian DFW Parkview, LLC

K. Hovnanian DFW Richwoods, LLC

K. Hovnanian DFW Watson Creek, LLC

K. Hovnanian Florida New GC, LLC

K. Hovnanian Georgia New GC, LLC

K. Hovnanian Homes - DFW II, L.L.C.

K. Hovnanian Homes at Knollac Acres, LLC

K. Hovnanian Homes at Parkside, LLC

K. Hovnanian Homes at Willowsford Grange, LLC

K. Hovnanian Homes at Willowsford New, LLC

K. Hovnanian Homes of Delaware I, LLC

K. Hovnanian Homes of Florida I, LLC

K. Hovnanian Homes of Maryland I, LLC

K. Hovnanian Homes of Maryland II, LLC

K. Hovnanian Homes of Virginia I, LLC

K. Hovnanian Houston Eldridge Park, LLC

K. Hovnanian Houston Lakes of Bella Terra West, LLC

K. Hovnanian Houston Laurel Glen, LLC

K. Hovnanian Houston Midtown Park I, LLC

K. Hovnanian Houston Park Lakes East, LLC

K. Hovnanian Houston Parkway Trails, LLC

K. Hovnanian Illinois New GC, LLC

K. Hovnanian JV Holdings, L.L.C.

K. Hovnanian JV Services Company, L.L.C.

K. Hovnanian Lake Parker, LLC

K. Hovnanian Montclaire Estates, LLC

K. Hovnanian New Jersey New GC, LLC

K. Hovnanian Ocoee Landings, LLC

K. Hovnanian of Houston III, L.L.C.

K. Hovnanian Ohio New GC, LLC

K. Hovnanian Orlando Division, LLC

K. Hovnanian Parkview at Sterling Meadows, LLC

K. Hovnanian Pennsylvania New GC, LLC

K. Hovnanian Redfern Trails, LLC

K. Hovnanian San Sebastian, LLC

K. Hovnanian Sereno, LLC

K. Hovnanian South Carolina New GC, LLC

K. Hovnanian TerraLargo, LLC

K. Hovnanian Texas Operations New, LLC

K. Hovnanian Virginia New GC, LLC

K. Hovnanian West Virginia New GC, LLC

K. Hovnanian's Four Seasons at Carolina Oaks, LLC

K. Hovnanian's Four Seasons at Malind Bluff, LLC

K. Hovnanian's Sonata at The Preserve, LLC

LINKS AT CALUSA SPRINGS, LLC

Traverse Partners, LLC

Exhibit A

Unrestricted Subsidiaries

77 Hudson Street Joint Development, L.L.C.

Al Tahaluf Al Aqary LLC (Al Tahaluf Real Estate Limited Liability Company)

Cobblestone Square Development, L.L.C.

Eastern National Title Agency Texas, Inc.

GTIS-HOV Arbors at Monroe LLC

GTIS-HOV Arbors at Monroe Parent LLC

GTIS-HOV at Silverstone LLC

GTIS-HOV Four Ponds Parent LLC

GTIS-HOV Heatherfield Parent LLC

GTIS-HOV Hilltop at Cedar Grove Parent LLC

GTIS-HOV Holdings IX LLC

GTIS-Hov Holdings V LLC

GTIS-HOV Holdings VI LLC

GTIS-HOV HOLDINGS VII LLC

GTIS-HOV HOLDINGS VIII LLC

GTIS-HOV Lakes of Cane Bay Parent LLC

GTIS-HOV Leeland Station LLC

GTIS-HOV Nicholson Parent LLC

GTIS-HOV Parkside of Libertyville LLC

GTIS-HOV Parkside of Libertyville Parent LLC

GTIS-HOV Pender Oaks Parent LLC

GTIS-HOV Pinnacle Peak Patio Parent LLC

GTIS-HOV Pointe 16 LLC

GTIS-HOV Residences at Columbia Park LLC

GTIS-HOV Residences at Columbia Park Parent LLC

GTIS-HOV Sauganash Glen LLC

GTIS-HOV Sauganash Glen Parent LLC

GTIS-HOV Willowsford Windmill LLC

Hilltop at Cedar Grove Urban Renewal, LLC

HovSite Holdings II LLC

HovSite Holdings III LLC

HovSite II Casa Del Mar Leasehold LLC

HovSite II Casa Del Mar LLC

HovSite III at Parkland LLC

K. HOVNANIAN 77 HUDSON STREET INVESTMENTS, L.L.C.

K. Hovnanian American Mortgage, L.L.C.

K. Hovnanian Aspire at Bellevue Ranch M2, LLC

K. Hovnanian at 77 Hudson Street Urban Renewal Company, L.L.C.

K. Hovnanian at Bennett Ranch, LLC

K. Hovnanian at Delray Beach, L.L.C.

K. Hovnanian at Heatherfield, LLC

K. Hovnanian at Ladd Ranch, LLC

K. Hovnanian at Middletown IV, LLC

K. Hovnanian at Nicholson, LLC

K. Hovnanian at Pinnacle Peak Patio, LLC

K. Hovnanian at Port Imperial Investment, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

K. Hovnanian at Potomac Trace, LLC

K. Hovnanian at Southpointe, LLC

K. Hovnanian at Trenton II, L.L.C.

K. Hovnanian at Trenton Urban Renewal, L.L.C.

K. Hovnanian at Villago, LLC

K. Hovnanian GT Investment, L.L.C.

K. Hovnanian GT IX Investment, LLC

K. Hovnanian GT V Investment, LLC

K. Hovnanian GT VI Investment, LLC

K. Hovnanian GT VII Investment, LLC

K. Hovnanian GT VIII Investment, LLC

K. Hovnanian Homes at Pender Oaks, LLC

K. Hovnanian HovSite II Investment, LLC

K. Hovnanian HovSite III Investment, LLC

K. Hovnanian M.E. Investments, LLC

K. Hovnanian Nassau Grove Holdings, L.L.C.

K. Hovnanian Sola Vista, LLC

K. Hovnanian Terra Lago Investment, LLC

K. Hovnanian's Four Seasons at Kent Island, L.L.C.

K. Hovnanian's Four Seasons at Lakes of Cane Bay LLC

MILLENNIUM TITLE AGENCY, LTD.

MM-BEACHFRONT NORTH II, L.L.C.

Nassau Grove Enterprises, L.L.C.

Port Imperial Partners, LLC

Terra Lago Indio LLC

Vistas at Silverstone LLC

WHI-REPUBLIC, LLC

Exhibit B

Second Amended and Restated Intercreditor Agreement

Exhibit C

Third Amended and Restated Mortgage Tax Collateral Agency Agreement